UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2006





                          McDERMOTT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)




  REPUBLIC OF PANAMA                001-08430             72-0593134
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 (State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)             File Number)        Identification No.)



  777 N. Eldridge Parkway, Houston, Texas                        77079
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 (Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including Area Code:  (281) 870-5000
                                                     --------------


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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



Item 8.01         Other Events.

         On May 3, 2006, McDermott International, Inc. announced a three-for-two stock split of McDermott's common stock, to be accomplished by means of a stock dividend. The additional shares will be distributed on May 31, 2006 to stockholders of record on May 17, 2006. In lieu of issuing fractional shares, McDermott will pay cash for such fractional shares based on the closing price of its common stock on the record date, as reported on the New York Stock Exchange.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 McDERMOTT INTERNATIONAL, INC.




                                 By: /s/ Michael S. Taff
                                     -------------------------------------------
                                     Michael S. Taff
                                     Vice President and Chief Accounting Officer

May 10, 2006